                                                              Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated October 27, 1997, in Amendment No. 1 to the Registration Statement on Form S-1 and related Prospectus of PRT Group Inc., for the registration of shares of its common stock.

                                             /s/ Ernst & Young LLP
                                                 ERNST & YOUNG LLP

New York, New York
October 27, 1997